<PAGE 1>


                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported)  September 15,
                                        1999

                   IBM CREDIT RECEIVABLES, INC., ON BEHALF OF THE
                   IBM CREDIT RECEIVBALES LEASE ASSET MASTER TRUST
           (Issuer of the 4.55% Class A Lease Backed Certificates, Series
                                       1993-1,
            5.33% Class A-1 Lease Backed Certificates, Series 1994-1 and
              6.55% Class A-2 Lease Backed Certificates, Series 1994-1)
               (Exact name of registrant as specified in its charter)


                   DELAWARE                  33-69028           06-1383202
          ____________________________       ___________    _______________
          (State or other Jurisdiction       Commission     (IRS Employer
          of Incorporation)                  File Number)   Identification
                                                            No.)


                North Castle Drive, MS NCA-306
                     Armonk, New York                            10504-1785
          ________________________________________               __________
          (Address of principal executive offices)               (Zip Code)





          Registrant's telephone number, including area code(914) 765-1900


                                   Not Applicable
           _______________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)


          Item 5. Other Events

               On September 2, 1999, the Company filed Form 15, Certification and Notice of Termination of Registration Under
          Section 12(g) of the Securities Exchange Act of 1934 for Suspension of Duty to File Reports Under Sections 13 and 15(d) of the Securities Exchange Act of 1934, in order to indicate the termination of its duty to file reports under the Securities Exchange Act of 1934.

               The Company took this action following the full redemption of all of its Lease Asset Master Trust Series 1993-1 and 1994-1 on June 15, 1999.


          Series              Rate      Maturity       CUSIP

          1993-1              4.55%     11-15-2000     44922GAA5
          1994-1              6.55%     7-15-2001      44922GAC1

               All certificates were fully redeemed at a price of 100% plus accrued interest to the redemption date. On June 15, 1999, the principal amount of each certificate became due and payable to the holder of record as of May 31, 1999, and interest ceased to accrue and be payable thereafter.

               Since the 5.33% Class A-1 Leased Back Certificates, Series 1994-1 have already matured, following the full redemption of all outstanding series under the IBM Credit Receivables Lease Asset Master Trust, the Company elected to terminate such Trust as of June 16, 1999.





                                     SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.


                                        IBM CREDIT RECEIVABLES LEASE ASSET
                                        MASTER TRUST



                                        By:  IBM CREDIT RECEIVABLES, INC.



                                        By:
                                        /s/ John. V. Palermo, Jr.
                                             ______________________________

                                        Name:John V. Palermo, Jr.
          Date:  September 14, 1999     Title:President and Treasurer

          <PAGE 2>
                                       FORM 15



            CERTIFICATION AND NOTICE OF TERMINATION OF REGISTRATION UNDER
               SECTION 12(g) OF THE SECURITIES EXCHANGE ACT OF 1934 OR
          SUSPENSION OF DUTY TO FILE REPORTS UNDER SECTIONS 13 AND 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934.

                                                           33-69028
                                                   ________________________
                                                   (Commission File Number)

              IBM CREDIT RECEIVABLES, INC., ON BEHALF OF THE IBM CREDIT
                        RECEIVABLES LEASE ASSET MASTER TRUST
           (Issuer of the 4.55% Class A Lease Backed Certificates, Series
          1993-1, 5.33% Class A-1 Lease Backed Certificates, Series 1994-1
            and 6.55% Class A-2 Lease Backed Certificates, Series 1994-1
             ___________________________________________________________
               (Exact Name of registrant as specified in its charter)


                           North Castle Drive, MS NCA-306
                             Armonk, New York 10504-1785
                                    (914)765-1900
          _________________________________________________________________
            (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

               4.55% Class A Lease Backed Certificates, Series 1993-1
              5.33% Class A-1 Lease Backed Certificates, Series 1994-1 6.55% Class A-2 Lease Backed Certificates, Series 1994-1


                                         -1-


          _________________________________________________________________
              (Title of each class of securities covered by this Form)

                                        NONE
          _________________________________________________________________
            (Title of all other classes of securities for which a duty to file reports under section 13 or 15(d) remains)


          {Please place an X in the box(es) to designate the appropriate rule provision(s) relied upon to terminate or suspend the duty to file reports:

          Rule 12g-4(a)(1)(i)  _X_           Rule 12h-3(b)(1)(i)  ___
          Rule 12g-4(a)(1)(ii) ___           Rule 12h-3(b)(1)(ii) ___
          Rule 12g-4(a)(2)(i)  ___           Rule 12h-3(b)(2)(i)  ___
          Rule 12g-4(a)(2)(ii) ___           Rule 12h-3(b)(2)(ii) ___
                                             Rule 15d-6           ___

          Approximate number of holders of record as of the date of certification or notice date: __0_








































                                         -2-


          Pursuant to the requirements of the Securities Exchange Act of 1934, IBM Credit Receivables, Inc. has caused this certification/notice to be signed on its behalf by the undersigned duly authorized person.

          Date: September 15, 1999           By:/s/ John V. Palermo, Jr.
                                             ___________________________
                                             (John V. Palermo, Jr.)
                                             President and Treasurer